UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
GameStop Corp. (the “Company”) has determined that an administrative error occurred in connection with the filing of a Current Report on Form 8-K that was originally filed with the Securities and Exchange Commission on June 18, 2024 (the “Original Report”). This amendment (the “Amended Report”) to the Original Report amends and restates Item 5.07 of the Original Report in its entirety to correct (1) the Date of Report, (2) the header of each item voted on by the stockholders described in the Original Report and (3) certain typographical and formatting errors contained in the Original Report. This Amended Report does not amend or update any other information set forth in the Original Report.

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 17, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting the stockholders voted on (1) the election of directors; (2) an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers; (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025; and (4) a stockholder proposal requesting a board skills and diversity matrix in the Company’s proxy statement.

Proposal 1: Election of Directors
The Company's stockholders elected each of the five nominees listed below for director to serve until the next annual meeting and until such director’s successor is elected and qualified, by the vote indicated below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alain (Alan) Attal	151,113,309	2,715,700	7,125,397	57,014,177
Lawrence (Larry) Cheng	157,526,789	1,963,773	1,463,843	57,014,177
Ryan Cohen	159,369,079	537,478	1,047,849	57,014,177
James (Jim) Grube	157,343,965	1,058,871	2,551,569	57,014,177
Yang Xu	155,670,066	1,896,247	3,388,093	57,014,177
Proposal 2: Advisory Non-binding Vote on Executive Compensation
The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the named executive officers of the Company, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,798,984	2,284,568	870,853	57,014,177

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 1, 2025, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
215,961,251	927,116	1,080,215	—

Proposal 4: Stockholder Proposal Regarding Board Matrix
The Company’s stockholders did not approve the stockholder proposal requesting a board skills and diversity matrix in the Company’s proxy statement, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,908,383	143,629,029	1,416,994	57,014,177

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: June 18, 2024	By:	/s/ Daniel Moore
Daniel Moore

Principal Financial and Accounting Officer